Disposal of wholly owned subsidiary	12 Months Ended
Jun. 30, 2015
Discontinued Operations and Disposal Groups [Abstract]
Disposal Groups, Including Discontinued Operations, Disclosure [Text Block]
Note 16 – Disposal of wholly owned subsidiary

On March 12, 2015, Zhenjiang Xinshun Chemical Trading Company Ltd and Jiangsu Delta entered into a sale and purchase agreement, pursuant to which the entire equity interest of Jiangsu Zhengxin R&D was sold to Zhenjiang Xinshun at a consideration of $10,518,189 (RMB64.555 million).

Assets and liabilities at the date of disposal:
Cash and cash equivalents	$4,154
Trade and other receivables	1,012,013
Property, plant and equipment	9,297,970
Land use right	2,850,240
Trade and other payables	(13,879,652)
Net Liabilities	$(715,275)

Consideration received	$10,518,189
Less: Amount required repaying toDanyangBeijiate	(10,055,371)
Gain on disposal	$1,178,093